Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Healthways, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Donato Tramuto, Chief Executive Officer of the Company, and Glenn Hargreaves, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donato Tramuto
Donato Tramuto
Chief Executive Officer
November 8, 2016

/s/ Glenn Hargreaves
Glenn Hargreaves
Interim Chief Financial Officer
November 8, 2016